UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 13, 2014

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 13, 2014, Abbott Laboratories, an Illinois corporation (“Abbott”), entered into a Business Transfer Agreement and Plan of Merger (the “BTA”) by and among Abbott, Mylan Inc., a Pennsylvania corporation (“Mylan”), New Moon B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“New Mylan”) and a wholly-owned subsidiary of Mylan, and Moon of PA Inc., a Pennsylvania corporation and a wholly-owned subsidiary of New Mylan (“Merger Sub”).  The BTA provides for the acquisition by Mylan of Abbott’s non-U.S. developed markets specialty and branded generics business (the “Assets”) in an all-stock transaction.  In the transaction, Abbott will transfer the Assets to New Mylan in consideration for 105,000,000 New Mylan ordinary shares (the “Business Transfer”) and, immediately following the transfer, Merger Sub will merge with and into Mylan, with Mylan surviving the merger and continuing as a wholly-owned subsidiary of New Mylan (the “Merger” and, together with the Business Transfer, collectively, the “Transaction”). At the effective time of the Merger, each issued and outstanding share of Mylan common stock will be converted into the right to receive one New Mylan ordinary share.

Prior to closing the Transaction, New Mylan will be converted into a public limited company (naamloze vennootschap) and will be renamed “Mylan N.V.”.  New Mylan is organized in the Netherlands.  Mylan has advised Abbott that New Mylan will be led by Mylan’s current leadership team and board of directors.  New Mylan’s ordinary shares are expected to be listed on the Nasdaq Global Select Market. Following completion of the Transaction, the former shareholders of Mylan will own approximately 79% of the outstanding New Mylan ordinary shares and Abbott will indirectly own approximately 21% of the outstanding New Mylan ordinary shares.

The Transaction has been unanimously approved by the Board of Directors of both Abbott and Mylan.

The parties have made customary representations and warranties in the BTA and have agreed to customary pre-closing and post-closing covenants. In addition, the BTA provides that the parties will indemnify each other for breaches of these representations and warranties, subject to certain limitations, and for certain other matters.

Under the BTA, Abbott will agree for a period of two-years to certain non-competition restrictions in the non-U.S. developed markets with respect to pharmaceutical products which contain the same active pharmaceutical ingredient as the acquired products, subject to certain exceptions.

The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, including regulatory approvals and the approval of the Merger by Mylan’s shareholders. Abbott will not require shareholder approval in connection with the Transaction.

The BTA contains certain customary termination rights, including the right of either party to terminate the agreement if the Transaction is not completed by October 13, 2015, subject to extension for a period of 90 days in the event conditions relating to regulatory approvals have not been satisfied as of that date.  Neither party has the right to terminate the BTA in order to engage in an alternative transaction. If the BTA is terminated in certain circumstances, including in the event that certain regulatory approvals are not obtained, approval of Mylan’s shareholders is not obtained or Mylan’s board of directors withdraws its recommendation of the Transaction or approves or recommends an alternative acquisition proposal for Mylan, Mylan will be required, at Abbott’s option, to reimburse Abbott’s costs and expenses incurred in connection with the Transaction (including certain restructuring related taxes), provided that Mylan will not be required to reimburse Abbott for an amount in excess of $100,000,000.

Upon as of the consummation of the Transaction, New Mylan, Abbott will enter into a Shareholder Agreement. The Shareholder Agreement will impose certain restrictions on Abbott, including prohibiting transfers of New Moon ordinary shares to competitors of Mylan and to activist investors as defined in the agreement, as well as to customary standstill limitations so long as Abbott’s ownership interest in New Moon equals or exceeds 5%.  Abbott will agree to vote its New Moon ordinary shares, subject to certain exceptions relating to significant corporate transactions, in accordance with the recommendation by New Moon’s board of directors.  Abbott also will be entitled to customary demand and piggy-back registration rights.

At the closing of the Transaction, Abbott, New Mylan certain of their affiliates will enter into ancillary agreements providing for transition services, manufacturing relationships and license arrangements.

Item 8.01.  Other Events.

On July 14, 2014, Abbott issued the press release attached to this Current Report as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information

This communication contains forward-looking statements that are based on management’s current expectations, estimates and projections. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” variations of these words and similar expressions are intended to identify these forward-looking statements. Certain factors, including but not limited to those identified under “Item 1A. Risk Factors” in the Annual Report of Abbott on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2014, as subsequently amended, may cause actual results to differ materially from current expectations, estimates, projections, forecasts and from past results. These forward-looking statements may also include statements regarding the proposed Transaction between Abbott and Mylan, including the expected timing of completion of the Transaction and anticipated future financial and operating performance and results. These statements are based on the current expectations of management of Abbott. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the companies may be unable to obtain regulatory approvals required for the Transaction, or that required regulatory approvals may delay the Transaction or result in the imposition of conditions that could cause the companies to abandon the Transaction, (ii) the risk that the stockholders of Mylan may not approve the Transaction, (iii) the risk that the conditions to the closing of the Transaction may not be satisfied, (iv) the risk that a material adverse change, event or occurrence may affect Abbott and Mylan prior to the closing of the Transaction and may delay the Transaction or cause the companies to abandon the Transaction, (v) the possibility that the Transaction may involve unexpected costs, liabilities or delays, (vi) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the Transaction and (vii) the risk that disruptions from the Transaction will harm relationships with customers, employees and suppliers.  No assurance can be made that any expectation, estimate or projection contained in a forward-looking statement will be achieved or will not be affected by the factors cited above or other future events.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Abbott does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

Additional Information and Where to Find it

In connection with the proposed Transaction, New Mylan will file with the SEC a registration statement that includes a preliminary prospectus regarding the Transaction and Mylan will file with the SEC a proxy statement with respect a special meeting of its shareholders to be convened to approve the Transaction.  The definitive proxy statement/prospectus will be mailed to the shareholders of Mylan.  INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ABBOTT’S DEVELOPED MARKETS PHARMACEUTICAL BUSINESS, MYLAN AND THE TRANSACTION.

Investors will be able to obtain these materials, when they are available, and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement, when they become available, may be obtained free of charge by accessing Mylan’s website at www.mylan.com/investors or by writing Mylan at 1000 Mylan Boulevard, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors may also read and copy any reports, statements and other information filed by Abbott and Mylan with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Mylan and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding Mylan’s directors and executive officers is available in its proxy statement filed with the SEC by Mylan on March 10, 2014 in connection with its 2014 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release dated July 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2014	ABBOTT LABORATORIES

	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 14, 2014.